UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 16, 2005


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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


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         California                  0-11071                 84-0685613
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification Number)


         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.24d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.23e-4(c))
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ITEM 7.01  Regulation FD Disclosure

         On September 19, 2005, Image Entertainment, Inc. issued a press release concerning the engagement of The Salter Group. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01  Other Events

         The Special Committee of the Board of Directors of Image Entertainment, Inc. (the "Company") has engaged The Salter Group to provide independent financial advisory services in connection with evaluating the unsolicited proposal from Lions Gate Entertainment Corp., as well as other potential alternatives to maximize shareholder value.

         Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01  Financial Statements And Exhibits

         (c)   Exhibits

               Exhibit 99.1         September 19, 2005, Press Release
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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IMAGE ENTERTAINMENT, INC.


Dated:     September 19, 2005               By:  /s/ DENNIS HOHN CHO
                                                 -----------------------------
                                                 Name     Dennis Hohn Cho
                                                 Title:   Corporate Secretary